EATON VANCE STRATEGIC INCOME FUND Supplement to Prospectus dated March 1, 2011

1. The following replaces the third paragraph under "Investment Objectives & Principal Policies and Risks":

The Strategic Income Fund currently seeks its objective by primarily investing in one or more of the following Portfolios:

Boston Income Portfolio	High Income Opportunities Portfolio

Emerging Markets Local Income Portfolio	International Income Portfolio

Floating Rate Portfolio	Investment Grade Income Portfolio

Global Macro Absolute Return Advantage Portfolio	MSAR Completion Portfolio (formerly Multi-Sector Option Strategy Portfolio)

Global Macro Portfolio	Parametric Structured Absolute Return Portfolio

Global Opportunities Portfolio	Short-Term U.S. Government Portfolio (formerly Investment Portfolio)

2. The following is added under "Further Information About The Portfolios"?

Parametric Structured Absolute Return Portfolio. The Portfolio’s investment objective is total return. The Portfolio will seek to achieve its investment objective by utilizing a generally market-neutral strategy with substantially offsetting long and short exposures to major securities and commodities markets. The Portfolio will mix long investments in four structured active strategies employed by Parametric Portfolio Associates LLC (PPA) (structured U.S. equity, structured international equity, structured emerging market equity core and structured commodity) with short exposures to the strategies’ corresponding market benchmark indices (S&P 500, MSCI EAFE, MSCI EM and DJ-UBS Commodity Indices). The Portfolio expects to achieve long exposures to the equity markets primarily through investments in individual stocks and long commodity exposures primarily through single commodity swaps. The Portfolio expects to achieve its short index exposures primarily using swaps and futures. Other PPA strategies and accompanying market hedges may, in the future, be incorporated in the Portfolio. The Portfolio intends to establish a wholly-owned subsidiary in the Cayman Islands, PSAR Commodity Subsidiary, Ltd., (the Subsidiary) for the purpose of investing in commodity-related investments, as well as any other permitted investments.

August 15, 2011	5280-8/11	GMIIPS4

EATON VANCE STRATEGIC INCOME FUND Supplement to Statement of Additional Information dated March 1, 2011

1. The following is added to "Investment Advisory Services." under "Investment Advisory and Administrative Services":

Parametric Structured Absolute Return Portfolio. Under Parametric Structured Absolute Return Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

The Portfolio’s sub-investment adviser is Parametric Portfolio Associates LLC ("Parametric"), a majority-owned affiliate of Eaton Vance, with offices at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. At June 30, 2011, Parametric’s assets under management totaled approximately $42 billion. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987. For its services Parametric receives a sub-advisory fee from BMR on the Portfolio’s average net assets.

August 15, 2011